SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2004

NATIONAL MERCANTILE BANCORP

(Exact name of Registrant as Specified in Its Charter)

California	0-15982	95-3819685
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East Los Angeles, California 90067
(Address of Principal Executive Offices)

(310) 277-2265
(Registrant’s Telephone Number, Including Area Code)

NA

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.                  OTHER EVENTS

Reference is made to the press release of the Registrant issued on February 18, 2004 which contains information meeting the requirements of this Item 5 and which is incorporated herein by this reference.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.                  FINANCIAL STATEMENTS AND EXHIBITS

(3)           EXHIBITS

99.1         Press release issued February 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL MERCANTILE BANCORP

Dated: February 20, 2004	By: /s/ DAVID R. BROWN
David R. Brown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued February 18, 2004